EXHIBIT 99.6

                                    TERM NOTE
                                    ---------

                                                            Dated:  June 7, 2006
$20,000,000.00


         This Term Note (the "Term Note") is executed and given in replacement for and substitution of certain obligations of Warrantech Corporation, WCPS of Florida, Inc., Warrantech Consumer Product Services, Inc., Warrantech Home Assurance Company, a Florida corporation, Warrantech Home Service Company, Warrantech Automotive of Florida, Inc., Vemeco, Inc., Warrantech Automotive, Inc., Warrantech Automotive of California, Inc., Warrantech Direct, Inc., Warrantech International, Inc., Warrantech Additive, Inc., WCPS Direct, Inc., WHSC Direct, Inc., Sunbelt Dealer Services, Inc., Warrantech Management Company, and Warrantech Management Holding Company (collectively, "Warrantech") jointly and severally to Great American Insurance Company, GAI Warranty Company, GAI Warranty Company of Florida, and GAI Warranty Company of Canada (collectively, "Great American") arising under various agreements as set forth on Schedule A annexed hereto and made a part hereof (the "Original Loan Documents") pursuant to which Warrantech is indebted to Great American. In an effort to resolve the amount due and owing and to reduce the obligations to a single instrument, Warrantech has agreed to execute and deliver this Term Note and a certain Security Agreement of even date herewith (the "Security Agreement"). This Term
Note is executed and given in replacement for and substitution of the Original Loan Documents. Great American and Warrantech have agreed to restate the terms and conditions of the Original Loan Documents into this Term Note and the Security Agreement and the Original Loan Documents are hereby amended and restated as provided in this Term Note:

         FOR VALUE RECEIVED, Warrantech Corporation, WCPS of Florida, Inc., Warrantech Consumer Product Services, Inc., Warrantech Home Assurance Company, a Florida corporation, Warrantech Home Service Company, Warrantech Automotive of Florida, Inc., Vemeco, Inc., Warrantech Automotive, Inc., Warrantech Automotive of California, Inc., Warrantech Direct, Inc., Warrantech International, Inc., Warrantech Additive, Inc., WCPS Direct, Inc., WHSC Direct, Inc., Sunbelt Dealer Services, Inc., Warrantech Management Company, and Warrantech Management Holding Company, jointly and severally promises to pay to the order of Great American Insurance Company, GAI Warranty Company, GAI Warranty Company of Florida, and GAI Warranty Company of Canada, at its office at 580 Walnut Street, Cincinnati, OH 45202, or at such other place or places as Great American may designate, the sum of Twenty Million ($20,000,000.00) Dollars, without defalcation or discount, for value received, with interest thereon from the date hereof at a floating rate equal to the sum of (a) the three month "Libor Rate" set on the date hereof and reset on a monthly basis plus (b) 4%, compounded monthly (the "Non-Default Interest Rate"). All interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, all in lawful money of the United States, and shall be payable on the earliest to occur of: (a) 120 days after the date hereof; (b) acceleration of the obligations under the Security Agreement or this Term Note; and (c) the date which is the closing date of any sale of all or substantially all of Warrantech' assets or stock. The date on which the earliest
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of clauses (a) through (c) above occurs being referred to hereinafter as the
"Termination Date". On the Termination Date, all obligations of Warrantech to Great American hereunder shall be immediately due and payable. Great American may, in its sole discretion, extend the Termination Date. All payments shall first be applied to interest and the balance applied to principal, until the occurrence of an Event of Default, and thereafter payments shall be applied by Great American in its sole discretion.

         Notwithstanding anything to the contrary contained herein:

         (a) In the event (a) that WT Acquisition Holdings LLC ("Parent") terminates that certain Merger Agreement dated the date hereof (the "Merger Agreement") by and among Warrantech, Parent and WT Acquisition Corp. ("Merger Sub") by notice to Warrantech in accordance with such Merger Agreement (the "Termination Notice"); and (b) the conditions set forth in Sections 7.01 and
7.02 of the Merger Agreement are satisfied or would be satisfied upon Warrantech's performance of its obligations at the closing of the merger contemplated by the Merger Agreement and Parent and Merger Sub fail to close notwithstanding Warrantech's confirmation that it remains ready, willing and able to proceed with such closing, the Termination Date shall be the later of:
(i) the Termination Date, or (ii) 90 days after the date of the Termination Notice, or the occurrence of the events set forth in clause (b) above, unless Warrantech's obligations under the Security Agreement or the Term Note have otherwise been accelerated and no other default has occurred under the Security Agreement or hereunder.

         (b) In the event that the Term Note has not been extended in accordance with subsection (a) above and the Securities and Exchange Commission (the "SEC") has not approved the Proxy Statement (the "Proxy Statement") relating to the transactions contemplated by the Merger Agreement (the "Merger") in sufficient time for Warrantech to hold its meeting of stockholders seeking approval of the Merger within 120 days after the date hereof, the Termination Date shall be extended for an additional 30 days in order to obtain such approval and hold such stockholder meeting; provided, however, the Termination Date in such case shall be the earlier of: (i) 150 days after the date hereof, or (ii) the date the SEC notifies Warrantech that it does not approve the merger or the Proxy Statement; and unless Warrantech's obligations under the Security Agreement or the Term Note have otherwise been accelerated and no other default has occurred under the Security Agreement or hereunder.

         Warrantech shall have the right and privilege of prepaying this entire obligation, in full or in part, at any time without any prepayment penalty. All such partial prepayments shall be applied to principal payments and shall not affect the due date or amount of any installments due hereunder.

         Reference is made to a certain Security Agreement of even date herewith between Warrantech and Great American (the "Security Agreement", and together with this Term Note and the other Original Loan Documents collectively referred to as the "Loan Documents"), and the terms and conditions of the Security Agreement are incorporated herein by reference. All capitalized terms not specifically defined herein shall be deemed to have the definition provided for such terms in the Security Agreement. This Term Note is secured by a security interest in the Collateral.

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

         Great American may make additional loans in the future to Warrantech and may advance sums in the future on behalf of Warrantech or to protect the security of the Loan Documents and liens thereof, at any time before the satisfaction of this Term Note and the Loan Documents, and all such sums shall be secured by this Term Note, the Loan Documents and the liens thereof.

         In the event that any payment due hereunder shall not be received by Great American within fifteen (15) days of the Termination Date, Great American shall, in addition to and not to the exclusion of its other rights under this Term Note, be entitled to, and Warrantech shall pay Great American a late charge of three (3%) percent of the overdue payment. Late charges assessed by Great American are immediately due and payable. Payments are deemed made on the banking day when payment is received by Great American. Payments received after 3:00 P.M. (New York City time) will be deemed made the next banking day.

         If Warrantech defaults in the performance of any of the terms or provisions of this Term Note (including, without limitation, breaches of the representations, warranties and covenants set forth herein), the Loan Documents or any other outstanding obligations owed by Warrantech to Great American, the principal sum or so much of the principal remaining unpaid with all interest accrued thereon, shall, at the option of Great American, become due and payable immediately, and interest on the principal sum shall thereafter be computed at the rate of four (4%) percent per year above the Non-Default Interest Rate. Payment of the foregoing may be enforced and recovered at any time by one or more of the remedies provided to Great American in this Term Note or in the Loan Documents, with it being specifically understood and agreed that the default provisions as set forth in the Loan Documents shall govern in the event of any conflict in such provisions in the aforesaid instruments.

         Warrantech shall pay on demand all reasonable and necessary expenses and expenditures of Great American, including, without limitation, reasonable attorneys' fees and expenses, incurred or paid by Great American in protecting, enforcing or exercising its interests, rights or remedies created by, connected with or provided in this Term Note and the Loan Documents, or performance pursuant to this Term Note and the Loan Documents. Warrantech shall pay on demand all reasonable legal fees, recording expenses and other reasonable and necessary disbursements of Great American incident to the preparation, execution and delivery of this Term Note and the Loan Documents.

         Any failure by Great American to insist upon strict performance by Warrantech of any of the terms and provisions of this Term Note and the Loan Documents shall not be deemed to be a waiver of any of the terms or provisions thereof, and Great American shall have the right thereafter to insist upon strict performance by Warrantech of any and all of them.

         Presentment, demand of payment, notice of dishonor or nonpayment, protest, notice of protest on this Term Note, and the giving of notice of default or other notice to any party liable on this Term Note are hereby waived by Warrantech.

         To induce Great American to enter into the Term Note and the other Loan Documents executed in connection herewith, Warrantech represents and warrants to Great American that:

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

         1. Authorization; No Breach. The execution, delivery, and performance by Warrantech of the Loan Documents to which it is a party and compliance with the terms and provisions thereof have been duly authorized by all requisite action on the part of Warrantech and do not and will not (i) violate or conflict with, or result in a breach of, or require any consent under
(a) the articles of incorporation, bylaws, or other organizational documents of Warrantech, (b) any material applicable law, rule, or regulation or any material order, writ, injunction, or decree of any governmental authority or arbitrator, or (c) any material agreement or instrument to which Warrantech is a party or by which it or any of its property is bound or subject, or (ii) constitute a default under any such agreement or instrument.

         2. Enforceability. This Term Note constitutes, and the other Loan Documents when executed and delivered by Warrantech shall constitute, the legal, valid, and binding obligations of Warrantech, enforceable against Warrantech in accordance with their respective terms.

         3. Approvals. No authorization, approval, or consent of, and no filing or registration with, any governmental authority is necessary for the execution, delivery, or performance by Warrantech of any of the Loan Documents to which it is a party or for the validity or enforceability thereof, except such authorizations, approvals, consents and filings as have been obtained by Warrantech.

         Warrantech agrees that, so long as any amounts or obligations are outstanding under the Term Note and the Security Agreement executed in connection herewith:

         1. Organizational Changes. Without the prior written consent of Great American, each Warrantech entity shall not change its location (as defined in the Uniform Commercial Code), the state under which law it is organized and existing or otherwise amend its governing documents, except for changes in ministerial aspects thereof. Unless waived in writing by Great American, no Warrantech entity shall change its name, location of its principal place of business or its federal employer identification number without notice to Great American at least thirty (30) days prior to such change. Warrantech shall not, and shall not permit any Person to, recapitalize or reorganize the capital structure of Warrantech without the prior written consent of Great American.

         2. Distributions. Warrantech shall not declare or pay any distribution or return any capital to its members or shareholders or to any other person or authorize or make any other distribution, payment or delivery of property or cash to its members or shareholders or to any other person as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, any membership interests, units, or other equity interests of Warrantech now or hereafter outstanding (or any options or rights issued with respect thereto), or set aside any funds for any of the foregoing purposes.

         3. Amendment of Material Agreements; Additional Material Agreements. Warrantech shall not amend, modify in any material respect, assign any of its rights or obligations under, terminate, cancel, grant consents with respect to any obligation under (or take, fail to take or permit any action which could result in any of the foregoing), waive timely performance or observance by any Person (other than Great American and its assigns) of any material obligation under, exercise any options or remedies or make any elections under its material agreements, if such action could reasonably be

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

expected to have a material adverse effect on Warrantech or its ability to perform its obligations under the Loan Documents. Warrantech shall not enter into any new material agreements involving projected expenditures in excess of $500,000 without the prior written consent of Great American.

         4. Sale of Assets. Warrantech shall not sell any assets, other than sales of inventory and worn-out obsolete equipment in the ordinary course of business not to exceed $100,000. Warrantech shall not acquire by purchase or otherwise any property or assets of, or stock of or other evidence of beneficial ownership of, any Person, except pursuant to the Loan Documents and except purchases of inventory, equipment, materials and supplies in the ordinary course of Warrantech's business.

         5. Indebtedness. Warrantech shall not permit its total Indebtedness to exceed $3,000,000 at any time. For purposes of this section, "Indebtedness" shall mean amounts owing or becoming owing to any other person or entity, whether direct or indirect, absolute or contingent, now or hereafter existing, excluding (i) debt incurred by Warrantech in the ordinary course of its business, and (ii) excluding amounts Warrantech owes to Great American and its successors and assigns under this Term Note.

         6. Warrantech shall not, after the date hereof, enter into any agreement, contract, arrangement or understanding providing for any liability relating to, or obligation to, pay severance, termination, acceleration of vesting or payment, or other payments with respect to any employee, former employee, or director of Warrantech under any employee benefit plan or other agreement; and shall not lend money or credit or make advances or contributions to any Person or entity or directly or indirectly purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to any Person or entity.

         The words "Warrantech" and "Great American" include singular and plural, individual or corporation, and the respective heirs, executors, administrators, successors and assigns of Warrantech or Great American, as the case may be. The use of any gender applies to all genders. If more than one party is named as Warrantech, the obligation hereunder of each such party is joint and several.

         THIS TERM NOTE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, Warrantech has executed this instrument the day and year first above mentioned.

WITNESS:                                Warrantech Corporation


By: /s/ ENRIQUE LIBERMAN                By: /s/ JOEL SAN ANTONIO
    ------------------------------          ------------------------------------
                                            as Chief Executive Officer of
                                            Warrantech Corporation, and Director
                                            and authorized person of WCPS of
                                            Florida, Inc., Warrantech Consumer
                                            Product Services, Inc., Warrantech
                                            Home Assurance Company, a Florida
                                            corporation, Warrantech Home Service
                                            Company, Warrantech Automotive of
                                            Florida, Inc., Vemeco, Inc.,
                                            Warrantech Automotive, Inc.,
                                            Warrantech Automotive of California,
                                            Inc., Warrantech Direct, Inc.,
                                            Warrantech International, Inc.,
                                            Warrantech Additive, Inc., WCPS
                                            Direct, Inc., WHSC Direct, Inc.,
                                            Sunbelt Dealer Services, Inc.,
                                            Warrantech Management Company, and
                                            Warrantech Management Holding
                                            Company

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